PACE® Select Advisors Trust

January 9, 2017

Supplement to the prospectuses relating to Class A, Class C and Class Y shares (The "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2016, as supplemented.

Includes:

•  PACE® Global Fixed Income Investments (formerly, PACE® International Fixed Income Investments)

•  PACE® Large Co Growth Equity Investments

Dear Investor,

The purpose of this supplement is to update certain information for PACE Select Advisors Trust (the "Trust").

First, at the recommendation of UBS Asset Management (Americas), Inc. ("UBS AM"), the funds' manager, the Trust's Board of Trustees (the "Board") has appointed J.P. Morgan Investment Management Inc. ("J.P. Morgan") to serve as a new subadvisor to PACE Global Fixed Income Investments, a series of the Trust (a "fund"). J.P. Morgan will assume investment advisory responsibility with respect to the fund's portfolio effective on or around January 9, 2017. In addition, at the recommendation of UBS AM, the Trust's Board has terminated Rogge Global Partners Ltd ("Rogge Global Partners") as a subadvisor to the fund, effective as of the close of business on January 8, 2017.

Second, this supplement updates certain information for PACE Large Co Growth Equity Investments, a series of the Trust (a "fund"), for whom J.P. Morgan also currently serves as a subadvisor.

I. PACE Global Fixed Income Investments

Effective immediately the Prospectuses and SAI are hereby revised as follows:

All references to "Rogge Global Partners Ltd" or "Rogge Global Partners" as a subadvisor to the fund in the Prospectuses and SAI are hereby deleted and replaced with references to J.P. Morgan Investment Management Inc. or J.P. Morgan, as applicable.

All section captions in the Prospectuses and SAI referring to "PACE International Fixed Income Investments (to be re-named PACE Global Fixed Income Investments, effective December 1, 2016)" are hereby replaced with "PACE Global Fixed Income Investments (formerly, PACE International Fixed Income Investments)."

The section captioned "PACE Global Fixed Income Investments (formerly, PACE International Fixed Income Investments) Fund Summary" and sub-captioned "Principal Strategies—Principal investments"

ZS-858

beginning on page 27 of the Multi-Class Prospectus and page 26 of the Class P Prospectus is revised by replacing that section in its entirety with the following:

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include US government bonds, non-US government bonds (including bonds issued by supranational organizations and quasi-governmental entities), and bonds of US or non-US private issuers. The fund invests primarily in high-grade bonds of governmental and private issuers. These high-grade bonds are rated in one of the three highest rating categories or are of comparable quality. The fund invests, to a limited extent, in emerging market bonds and lower rated bonds of governmental and private issuers, including bonds that are rated below investment grade (commonly known as "junk bonds").

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index, Bloomberg Barclays Global Aggregate ex US Index (Bloomberg Barclays Global Aggregate Index, as of December 1, 2016), as calculated by the investment advisor, which as of September 30, 2016 was approximately 7.47 years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund's investments may include mortgage- and asset-backed securities. The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's currency exposure, or otherwise managing the risk profile of the fund. In addition, these derivative instruments may be used to enhance returns; in place of direct investments; or to obtain or adjust exposure to certain markets.

There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

The section captioned "PACE Global Fixed Income Investments (formerly, PACE International Fixed Income Investments) Fund Summary" and sub-captioned "Management process" beginning on page 27 of the Multi-Class Prospectus and the Class P Prospectus is revised by replacing the fourth paragraph of that section in its entirety with the following:

The subadvisor utilizes a strategy that involves investing primarily in global fixed income securities either directly or through the use of financial derivative instruments where appropriate.

The section captioned "PACE Global Fixed Income Investments (formerly, PACE International Fixed Income Investments) Fund Summary" and sub-captioned "Performance—Risk/return bar chart and table" beginning on page 29 of the Multi-Class Prospectus and the Class P Prospectus is revised by replacing the first paragraph of that section in its entirety with the following:

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. Effective December 1, 2016, the fund's primary benchmark index changed from the Bloomberg Barclays Global Aggregate ex US Index to the Bloomberg Barclays Global Aggregate Index. The Bloomberg Barclays Global Aggregate ex USD 50% Hedged Index provides information regarding the effectiveness of the fund's historical currency hedging policy. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. J.P. Morgan assumed day-to-day management of the fund's assets on January 9, 2017. Updated performance for the fund is available at http://www.ubs.com/us-mutualfundperformance.

The section captioned "PACE Global Fixed Income Investments (formerly, PACE International Fixed Income Investments) Fund Summary" and sub-captioned "Performance—Average annual total returns" beginning on page 30 of the Multi-Class Prospectus and the Class P Prospectus is revised by replacing the footnote below the table in its entirety with the following:

*  Effective December 1, 2016, the fund's primary benchmark index changed from the Bloomberg Barclays Global Aggregate ex US Index to the Bloomberg Barclays Global Aggregate Index.

The section captioned "PACE Global Fixed Income Investments (formerly, PACE International Fixed Income Investments) Fund Summary" and sub-captioned "Investment manager and advisors" on page 30 of the Multi-Class Prospectus and the Class P Prospectus is revised by replacing the second sentence of the first paragraph of that section with the following:

J.P. Morgan Investment Management Inc. ("J.P. Morgan") serves as the fund's subadvisor.

The section captioned "PACE Global Fixed Income Investments (formerly, PACE International Fixed Income Investments) Fund Summary" and sub-captioned "Portfolio management team" on page 30 of the Multi-Class Prospectus and the Class P Prospectus is revised by replacing the second bullet point of that section with the following:

•  J.P. Morgan—Iain Stealey, Managing Director, and Linda Raggi, Vice President, have been portfolio managers of the fund since January 2017.

The section captioned "More information about the funds—PACE Global Fixed Income Investments Fund (formerly, PACE International Fixed Income Investments)" and sub-captioned "Principal Strategies—Principal investments" beginning on page 86 of the Multi-Class Prospectus and the Class P Prospectus is revised by replacing that section in its entirety with the following:

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include US government bonds, non-US government bonds (including bonds issued by supranational organizations and quasi-governmental entities), and bonds of US or non-US private issuers. The fund invests primarily in high-grade bonds of governmental and private issuers. These high-grade bonds are rated in one of the three highest rating categories or are of comparable quality. The fund invests, to a limited extent, in emerging market bonds and lower rated bonds of governmental and private issuers, including bonds that are rated below investment grade (commonly known as "junk bonds").

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index, Bloomberg Barclays Global Aggregate ex US Index (Bloomberg Barclays Global Aggregate Index, as of December 1, 2016), as calculated by the investment advisor, which as of September 30, 2016 was approximately 7.47 years. This means that the duration of the fund could range from approximately 3.74 years to 11.21 years. Duration is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of seven years generally will decrease in value by 7%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 7%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund's investments may include mortgage- and asset-backed securities. The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's currency exposure, or otherwise managing the risk profile of the fund. In addition, these derivative instruments may be used to enhance returns; in place of direct investments; or to obtain or adjust exposure to certain markets.

US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issue

The section captioned "More information about the funds—PACE Global Fixed Income Investments Fund (formerly, PACE International Fixed Income Investments)" and sub-captioned "Management process" beginning on page 86 of the Multi-Class Prospectus and the Class P Prospectus is revised by replacing the third sentence of the first paragraph of that section with the following:

J.P. Morgan Investment Management Inc. ("J.P. Morgan") currently serves as the fund's subadvisor.

The same section of the Prospectuses is revised by replacing the fourth paragraph of that section in its entirety with the following:

J.P. Morgan will generally invest, either directly or through the use of financial derivative instruments where appropriate, in global fixed income securities. Issuers of these securities may be located in any country, including emerging markets. J.P. Morgan may invest a significant portion of the fund's assets in agency mortgage-backed securities, asset-backed securities and covered bonds with a less significant exposure to other structured products. J.P. Morgan may invest the fund's assets, to a limited extent, in below investment grade and unrated debt securities. J.P. Morgan may also use financial derivative instruments for hedging purposes. The financial derivative instruments J.P. Morgan may use include, but are not limited to, futures, options, forward contracts on financial instruments and options on such contracts, credit linked instruments and swap contracts and other fixed income, currency and credit derivatives. J.P. Morgan may also invest the fund's assets in other non-U.S. funds, and in assets denominated in any currency. A substantial part of the assets of the fund will be hedged into US dollars. Short-term money market instruments and deposits with credit institutions may be held on an ancillary basis.

The section captioned "Management" and sub-captioned "PACE Global Fixed Income Investments (formerly, PACE International Fixed Income Investments)" beginning on page 140 of the Multi-Class Prospectus and on page 137 of the Class P Prospectus is revised by replacing the first, second, and third paragraphs of that section in their entirety with the following:

J.P. Morgan Investment Management Inc. ("J.P. Morgan") serves as the subadvisor for PACE Global Fixed Income Investments. J.P. Morgan is located at 270 Park Avenue, New York, New York 10017 and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company and global financial services firm. J.P. Morgan has a long tradition of asset management and is one of the world's premier financial institutions, widely respected for its capital strength, global investment expertise, and integrity. As of September 30, 2016, J.P. Morgan and its affiliates had approximately $1.7 trillion in assets under management.

Iain Stealey, Managing Director, is the head of global aggregate strategies within the global fixed income, currency & commodities group. Based in London, Mr. Stealey is a portfolio manager focusing on multi-sector bond strategies for both segregated clients and pooled funds. Within the global aggregate team, Mr. Stealey was previously responsible for the portfolio management of enhanced cash and short duration portfolios. Mr. Stealey is a CFA charterholder and holds the Investment Management Certificate from the UK Society of Investment Professionals.

Linda Raggi, Vice President, is a member of the global fixed income, currency & commodities (GFICC) group. Based in London, Ms. Raggi is a portfolio manager focusing on global aggregate, multi-sector bond strategies for both segregated clients and pooled funds. An employee since 2008, Ms. Raggi previously worked as a fixed income client portfolio manager. Ms. Raggi holds a Series 3 license, the Investment Management Certificate from the UK Society of Investment Professionals and is a CFA charterholder.

The section captioned "The funds and their investment policies" and sub-captioned "PACE Global Fixed Income Investments Fund (formerly, PACE International Fixed Income Investments)" beginning on page 7 of the SAI is revised by replacing that section in its entirety with the following:

PACE Global Fixed Income Investments (formerly, PACE International Fixed Income Investments) has an investment objective of high total return. J.P. Morgan Investment Management Inc. ("J.P. Morgan") serves as the fund's subadvisor. Under normal circumstances, the fund invests at least 80% of its net assets in fixed income securities. Such investments may include US government bonds, non-US government bonds (including bonds issued by supranational organizations and quasi-governmental entities) and bonds of US or non-US private issuers. The fund invests primarily in high-grade bonds, denominated in US dollars or non-US currencies, of governmental and private issuers. The fund's investments may include mortgage- and asset-backed securities. The fund normally invests in a minimum of four countries, including the United States. As of August 31, 2016, the fund was invested in 29 separate countries. Debt securities are considered high grade if they are rated A or better by S&P or Moody's or another rating agency or, if unrated, determined by the fund's subadvisor to be of comparable quality. The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index, Bloomberg Barclays Global ex US Index (Bloomberg Barclays Global Aggregate Index, as of December 1, 2016) as calculated by the investment advisor.

PACE Global Fixed Income Investments may invest up to 10% of its total assets in high yield bonds of issuers domiciled in developed countries. Developed countries may include, for example, the countries that are members of the Organization for Economic Cooperation and Development ("OECD"). "Domiciled," for these purposes, means companies (1) that are organized under the laws of a developed country, (2) for which the principal securities trading market is in a developed country or (3) that derive a significant proportion (at least 50%) of their revenues or profits from goods produced or sold, investments made or services performed in a developed country or that have at least 50% of their assets situated in such a country. High yield bonds include fixed income securities that are (1) rated below investment grade by Moody's (lower than a Baa rating) or S&P (lower than a BBB rating); (2) comparably rated by another rating agency; or (3) unrated, but deemed by the fund's portfolio managers to be of comparable quality to fixed income securities rated below investment grade by a rating agency. The fund may invest up to 20% of its total assets in emerging market bonds (including bonds denominated in local emerging markets currencies), irrespective of their credit quality. The fund generally considers "emerging market countries" to be those countries not included in the Morgan Stanley Capital International World Index of major world economies. The fund's investments may include Brady Bonds. The fund's investments also may include certain zero coupon securities that are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts.

PACE Global Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in structured foreign investments and loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities, and in no event may the fund's investments in loan participations and assignments exceed 10% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."

The section captioned "Investment advisory arrangements" and sub-captioned "PACE Global Fixed Income Investments (formerly, PACE International Fixed Income Investments)" on page 95 of the SAI is revised by replacing the first sentence of the first paragraph of that section with the following:

Under the current Advisory Agreement for this fund with J.P. Morgan Investment Management Inc. ("J.P. Morgan"), UBS AM (not the fund) pays J.P. Morgan a fee based on the fund's average daily net assets that each manages.

The same section of the SAI is revised by replacing the second paragraph of that section in its entirety with the following:

J.P. Morgan is a wholly-owned indirect subsidiary of JPMorgan Chase & Co., a bank holding company and global financial services firm. J.P. Morgan may be identified in marketing materials by its marketing name, JPMorgan Asset Management.

The section captioned "Proxy voting policies and procedures" and sub-captioned "PACE Global Fixed Income Investments (formerly, PACE International Fixed Income Investments)—Rogge Global Partners Ltd" beginning on page 120 of the SAI is revised by replacing that section in its entirety with the following:

PACE Global Fixed Income Investments (formerly, PACE International Fixed Income Investments)—J.P. Morgan Investment Management Inc.

J.P. Morgan and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, J.P. Morgan and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that J.P. Morgan and its affiliated adviser have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, J.P. Morgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the fund on the one hand, and J.P. Morgan and its affiliates on the other hand) and ensure that the proxy vote is cast in the best interests of the fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines.

When other types of potential material conflicts of interest are identified, the proxy administrator and, as necessary, JPMorgan Asset Management's Chief Fiduciary Officer will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how J.P. Morgan will vote the proxy. In addressing any material conflict, J.P. Morgan may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain J.P. Morgan personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from a third independent party, in which case the proxy will be voted by, or in accordance with the recommendation of, the independent third party.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

•  Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for J.P. Morgan to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to J.P. Morgan in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.

•  Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, which can result in considerable cost. J.P. Morgan also considers the cost of voting in light of the expected benefit of the vote. In certain instances, it may sometimes be in the fund's best interests to intentionally refrain from voting in certain overseas markets from time to time.

•  Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, J.P. Morgan pays particular attention to management's arguments for promoting the prospective change J.P. Morgan's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

•  J.P. Morgan is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, J.P. Morgan will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

•  J.P. Morgan will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

•  J.P. Morgan will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

•  J.P. Morgan will vote in favor of increases in capital which enhance a company's long-term prospects. J.P. Morgan will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, J.P. Morgan will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

•  J.P. Morgan will vote in favor of proposals which will enhance a company's long-term prospects. J.P. Morgan will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

•  J.P. Morgan will generally vote against anti-takeover devices.

•  Where social or environmental issues are the subject of a proxy vote, J.P. Morgan will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

•  J.P. Morgan considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; (d) ignore a shareholder proposal that is approved by a majority of either the shares outstanding or the votes cast based on a review over a consecutive two year time frame; (e) unilaterally adopt a litigation fee-shifting by-law without shareholder approval; (f) are insiders and affiliated outsiders on boards that are not at least majority independent; or (g) are CEOs of publically-traded companies who serve on more than three public boards or serve on more than four public company boards. In addition, votes are generally withheld for directors who serve on committees in certain cases. For example, the adviser generally withholds votes from audit committee members in circumstances in which there is evidence that there exists material weaknesses in the company's internal controls.

•  J.P. Morgan considers vote proposals with respect to compensation plans on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) and includes an analysis of the structure of the plan and pay practices of other companies in the relevant industry and peer companies. Other matters included in the analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.

•  J.P. Morgan votes proposals to classify boards on a case-by-case basis, but normally will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•  J.P. Morgan also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•  J.P. Morgan votes against proposals for a super-majority vote to approve a merger.

•  J.P. Morgan considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.

•  J.P. Morgan also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social issue proposals.

•  J.P. Morgan generally votes for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes if the company is a Delaware corporation; otherwise, J.P. Morgan votes on a case by case basis.

•  J.P. Morgan generally supports management disclosure practices for environmental issues except for those companies that have been involved in significant controversies, fines or litigation related to environmental issues.

•  J.P. Morgan reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer's previous year's proposal received a low level of support.

The section captioned "Portfolio managers" and sub-captioned "PACE Global Fixed Income Investments (formerly, PACE International Fixed Income Investments)—Rogge Global Partners Ltd" beginning on page 166 of the SAI is revised by replacing that section in its entirety with the following:

PACE Global Fixed Income Investments (formerly, PACE International Fixed Income Investments)—J.P. Morgan Investment Management Inc.

Iain Stealey and Linda Raggi are the portfolio managers primarily responsible for the day-to-day management of the portion of the fund's assets allocated to J.P. Morgan. The following table provides information relating to other accounts managed by Mr. Stealey and Ms. Raggi as of July 31, 2016:

Iain Stealey:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	18	12
Number of Accounts Managed with Performance-Based Advisory Fees	0	3	1
Assets Managed (in millions)	$5,623.2	$10,384.2	$2,536.2
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$1,735.7	$179.9

Linda Raggi:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	11	11
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in millions)	$0	$7,659.7	$1,882.2
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$179.9

Potential conflicts of interest. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan's and its affiliates' clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JPMorgan and/or its affiliates ("JPMorgan Chase") perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan's policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan's other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.

J.P. Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for J.P. Morgan and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, J.P. Morgan or its affiliates could be viewed as having a conflict of interest to the extent that J.P. Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in J.P. Morgan's or its affiliates' employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon J.P. Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as J.P. Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. J.P. Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase J.P. Morgan's and its affiliates' overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If J.P. Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the fund invests, J.P. Morgan or its affiliates could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, J.P. Morgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments J.P. Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the fund's objectives.

The goal of J.P. Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. J.P. Morgan and its affiliates have policies and procedures that seek to manage conflicts. J.P. Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the J.P. Morgan's Codes of Ethics and JPMorgan Chase and Co.'s Code of Conduct. With respect to the allocation of investment opportunities, J.P. Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with J.P. Morgan and its affiliates' duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, J.P. Morgan and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, J.P. Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of J.P. Morgan or its affiliates so that fair and equitable allocation will occur over time.

Compensation. J.P. Morgan's portfolio managers participate in a competitive compensation program that is designed to attract, retain and motivate talented people and closely link the performance of investment profession-

als to client investment objectives. J.P. Morgan manages compensation on a total compensation basis, the components being base salary fixed from year to year and a variable discretionary incentive award. Base salaries are reviewed annually and awarded based on individual performance and business results taking into account level and scope of position, experience and market competitiveness. The variable discretionary performance based incentive award consists of cash incentives and deferred compensation which includes mandatory notional investments (as described below) in selected mutual funds advised by J.P. Morgan or its affiliates ("Mandatory Investment Plan"). These elements reflect individual performance and the performance of J.P. Morgan's business as a whole. Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages, individual contribution relative to client risk and return objectives, and adherence with J.P. Morgan's compliance, risk and regulatory procedures. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the pre-tax performance of the funds (or the portion of the funds managed by the portfolio manager) is compared to the appropriate market peer group and to the competitive indices J.P. Morgan has identified for the investment strategy over one, three and five year periods (or such shorter time as the portfolio manager has managed the funds). Investment performance is generally more heavily weighted to the long-term.

Deferred compensation granted as part of an employee's annual incentive compensation comprises from 0% to 60% of a portfolio manager's total performance based incentive. As the level of incentive compensation increases, the percentage of compensation awarded in deferred incentives also increases. J.P. Morgan's portfolio managers are required to notionally invest a certain percentage of their deferred compensation (typically 20% to 50% depending on the level of compensation) into the selected funds they manage. The remaining portion of the non-cash incentive is elective and may be notionally invested in any of the other mutual funds available in the Mandatory Investment Plan or can be placed in restricted stock. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Ownership of fund shares. As of September 30, 2016, Mr. Stealey and Ms. Raggi did not own shares of the fund.

The section captioned "Prior names" beginning on page 250 of the SAI is revised by replacing the first sentence of that section with the following:

Prior to December 1, 2016, PACE Global Fixed Income Investments was known as "PACE International Fixed Income Investments."

II. PACE Large Co Growth Equity Investments

Effective immediately, the SAI is hereby revised as follows:

The section captioned "Proxy voting policies and procedures" and sub-captioned "PACE Large Co Growth Equity Investments—Jackson Square Partners, LLC, Mar Vista Investment Partners, LLC and J.P. Morgan Investment Management Inc." beginning on page 127 of the SAI is revised by replacing the sub-section captioned "J.P. Morgan Investment Management Inc." in its entirety with the following:

J.P. Morgan Investment Management Inc. For information regarding the proxy voting policies of J.P. Morgan, please see the above language in this section under "PACE Global Fixed Income Investments (formerly, PACE International Fixed Income Investments)."

The section captioned "Portfolio managers" and sub-captioned "PACE Large Co Growth Equity Investments—Jackson Square Partners, LLC, Mar Vista Investment Partners, LLC and J.P. Morgan

Investment Management Inc." beginning on page 179 of the SAI is revised by replacing the following portions of the sub-section captioned "J.P. Morgan Investment Management Inc." in their entirety with the following:

Potential conflicts of interest. For information regarding potential conflicts of interest of J.P. Morgan, please see the above language in this section under "PACE Global Fixed Income Investments (formerly, PACE International Fixed Income Investments)."

Compensation. For information regarding the compensation policies of J.P. Morgan, please see the above language in this section under "PACE Global Fixed Income Investments (formerly, PACE International Fixed Income Investments)."

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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